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                                                                     Exhibit 1.1



                                TOWER GROUP, INC.
                      _____________ SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                          ________________, 2004

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
KEEFE, BRUYETTE & WOODS, INC.
COCHRAN, CARONIA & CO.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         Tower Group, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company that are all listed on Schedule I hereto (the "Selling Stockholders"), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. ("FBR"), Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company of an aggregate of _____________ shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") as set forth opposite the name of the Company in
Schedule I hereto (the "Initial Shares"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of _____________ additional shares of Common Stock to cover over-allotments, if any, from the Company and the Selling Stockholders, in the respective numbers of shares of Common Stock set forth opposite the names of the Company and the Selling Stockholders in Schedule I hereto (the "Option Shares"), to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in
Schedule II hereto. The _____________ shares of Common Stock to be purchased by the Underwriters and all or any part of the _____________ shares of Common Stock subject to the option described in Section l(b) hereof are hereinafter called, collectively, the "Shares."

         The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

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         The Company has filed with the Securities and Exchange Commission (the
"Commission"), a registration statement on Form S-1 (No. 333-115310) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before the Registration Statement became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1),
(3) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

         Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the "Custody Documents") pursuant to which each Selling Stockholder has placed the Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys-in-fact (the "Attorneys") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

         The Company, each of the Selling Stockholders and the Underwriters agree as follows:

1. Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $________, the Company hereby agrees to sell to the Underwriters the Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in
Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

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         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company and the Selling Stockholders set forth on Schedule I, severally and not jointly, hereby grant an option to the Underwriters, acting severally and not jointly, to purchase all or any part of the Option Shares, plus any additional number of Option Shares which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery shall be determined by the Representatives, but shall not be later than three full business days (or earlier than two full business days, without the consent of the Company) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company and such Selling Stockholders, severally and not jointly, will sell that proportion of the total number of Option Shares then being purchased which the number of Option Shares set forth in Schedule I opposite the name of the Company or such Selling Stockholder bears to the total number of Option Shares, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. Payment and Delivery:

         (a) Initial Shares. Delivery to the Underwriters of the Initial Shares shall be made in book-entry form through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriters against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company upon at least 48 hours prior notice. The time and date of such delivery and payment shall be 9:30 a.m. New York City time, on the third full business day (fourth, if pricing occurs after 4:30 p.m. New York City time) following the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of both Initial Shares and Option Shares is hereinafter sometimes called the "Date of Delivery." The closing shall take place at the offices of Lord, Bissell & Brook LLP, 115 South LaSalle Street, Chicago, Illinois, or such other place as the Company and the Representatives may agree.

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         (b) Option Shares. Delivery to the Underwriters of any Option Shares to
be purchased by the several Underwriters shall be made in book-entry form through the facilities of DTC for the account of such Underwriters against payment by or on behalf of such Underwriters of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company and the Selling Stockholders set forth on
Schedule I upon at least 48 hours prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing (the "Option Closing Time").

         (c) Manner of Delivery. Unless the Representatives request otherwise, the Initial Shares and the Option Shares shall be delivered in global form and shall be deposited with, or on behalf of, DTC and registered in the name of DTC's nominee. If, at the request of the Representatives, the Initial Shares or the Option Shares are delivered in definitive form, certificates for such Shares shall be registered in such names and in such denominations as the Representatives shall request upon at least 48 hours prior notice to the Company preceding the Closing Time or the Option Closing Time, as the case may be. Such certificates shall be made available to the Representatives for inspection and packaging not later than at least 24 hours prior to the Closing Time or the Option Closing Time, as the case may be.

         (d) Directed Shares. It is understood that approximately __________ shares of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), referred to herein as the "Directed Share Program." Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with the Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, the Directed Shares may be offered to the public as part of the public offering contemplated herein.

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3. Representations and Warranties of the Company:

         The Company represents and warrants to the Underwriters that:

         (a) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each subsidiary of the Company (each, a "Subsidiary") have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents the information required by the Securities Act and the Securities Act Regulations to be shown with respect to such plans, options and rights;

         (b) each of the Company and the Subsidiaries (all of which are named in Exhibit 21 to the Registration Statement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company, to execute and deliver this Agreement and the Warrant Agreement to be entered into between the Company and FBR at the Closing Time in substantially the form attached hereto as Exhibit C (the "Warrant Agreement") and to consummate the transactions contemplated herein and therein;

         (c) the Company and each of the Subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which it conducts its respective business or in which it owns or leases real property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified would not have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a "Material Adverse Effect" or "Material Adverse Change");

         (d) the Company and each Subsidiary holds such licenses, certificates, permits, consents, orders, approvals, accreditations and other authorizations from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business) ("Permits") and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except where the failure to hold any Permit or make such filings required under any federal, state or local law, regulation or rule or obtain such authorizations, consents and approvals from other persons would not reasonably be expected to result in a Material Adverse Effect; each such Permit is valid and in full force and effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any written notice regarding or alleging a violation of or default under or revocation of any such Permit or a violation of any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, in each case, would reasonably be expected to result in a Material Adverse Effect; except as disclosed in the Prospectus, the authority of each Subsidiary to write or produce the classes and lines of insurance authorized by such Permit is unrestricted and no such Permit contains a materially burdensome restriction that is not adequately disclosed in the Prospectus; and neither the Company nor any of the Subsidiaries is a party to any agreement, formal or informal, with any regulatory official or other person limiting the ability of the Company or any Subsidiary from making full use of the Permits issued to it;

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         (e) except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, more than 5% of any capital stock or other equity securities of any other corporation or any ownership interest of more than 5% in any partnership, joint venture or other association;

         (f) the Company and each Subsidiary is in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where such non-compliance, individually or in the aggregate, would not have a Material Adverse Effect;

         (g) except as disclosed in the Prospectus, the Company and Tower Insurance Company of New York ("TICNY") have made no material change in their insurance reserving practices since December 31, 2003;

         (h) all reinsurance treaties and arrangements to which the Company or any Subsidiary is a party are in full force and effect and neither the Company nor any Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure of such reinsurance treaties and arrangements to be in full force and effect or where such violation or default would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; neither the Company nor any Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the knowledge of the Company and the Subsidiaries, none of the other parties to such treaties or arrangements is in breach of any such treaty or arrangement except to the extent adequately and properly reserved for in the audited historical financial statements of the Company included in the Prospectus, except where such breach would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

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         (i) the statutory financial statements of TICNY from which certain ratios and other statistical data filed as part of the Registration Statement have been derived have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the New York State Insurance Department, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of TICNY as of the dates thereof, and the statutory basis results of operations of TICNY for the periods covered thereby;

         (j) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not have a Material Adverse Effect;

         (k) the execution, delivery and performance of this Agreement and the Warrant Agreement, and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (i) any provision of the organizational documents of the Company or any Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, except, in the case of clauses (A)(ii) and (B), for such conflicts, breaches, defaults, liens, charges, claims or encumbrances that would not have a Material Adverse Effect;

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         (l) this Agreement has been and at the Closing Time the Warrant
Agreement shall be duly authorized, executed and delivered by the Company and this Agreement is and the Warrant Agreement when so executed and delivered shall be legal, valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to general equitable principles (regardless of whether such principles are considered in a proceeding at law or in equity), and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (m) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement or the Warrant Agreement, its consummation of the transactions contemplated herein or therein, and its sale and delivery of the Shares to be sold by it hereunder, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq National Market, (C) any necessary qualifications under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and (D) written confirmation from the NASD that it has decided to raise no objections with respect to the fairness and reasonableness of the underwriting terms and arrangements;

         (n) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

         (o) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will comply, when they have become effective or are filed with the Commission, as the case may be, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the second to last sentence of the first paragraph of Section 11(c) hereof);

         (p) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval system ("EDGAR"), except to the extent permitted by Regulation S-T or Rule 424 of the Securities Act Regulations;

         (q) except as disclosed in the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (r) the consolidated financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Company and the Subsidiaries for the periods specified, except as may be otherwise indicated therein or in the notes thereto; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary - Summary Consolidated Financial Information" and "Selected Consolidated Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; no pro forma financial information is required to be included in the Registration Statement;

         (s) Johnson Lambert & Co., whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, is and was during the periods covered by its reports, independent public accountants as required by the Securities Act and the Securities Act Regulations, and their appointment has been ratified by the Audit Committee of the Company's board of directors, which is comprised entirely of independent directors as defined under the applicable standards of the Nasdaq Stock Market and the applicable rules and regulations of the Commission;

         (t) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction or agreement in principle that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, that is material to the Company and Subsidiaries taken as a whole, directly or indirectly, incurred by the Company or any Subsidiary or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         (u) the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (v) except as described in the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

         (w) the Shares to be sold by the Company as contemplated herein have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of such Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party that is not described in the Prospectus or otherwise; and no further approval or authority of the stockholders or the board of directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

         (x) the Shares have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance, and the Company is in compliance in all material respects with all applicable listing standards of the Nasdaq National Market;

         (y) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (z) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-Laws and the applicable rules of the NASD) any member firm of the NASD;

         (aa) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (bb) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, any applicable requirements of the organizational documents of the Company and the requirements of the Nasdaq National Market;

         (cc) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

         (dd) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be described by the Securities Act or by the Securities Act Regulations, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or required to be filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations which are not described or filed; all agreements between the Company or one or more of its Subsidiaries and third parties expressly referenced in the Prospectus have been duly authorized, executed and delivered by the Company or one or more of its Subsidiaries and are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether such principles are considered in a proceeding at law or in equity), and are in full force and effect on the date hereof, except where the failure of any such agreement to be duly authorized, executed and delivered, enforceable and in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that would not result in a Material Adverse Change;

         (ee) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received notice of any infringement of or conflict with and the Company does not know of any such infringement of or conflict with asserted rights of others with respect to any Intangibles which would have a Material Adverse Effect;

         (ff) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (gg) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, each of which has been true and correct in all material respects, and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

         (hh) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; it being understood that no representation is made in this subsection (hh) as to the reinsurance ceded by the Company and the Subsidiaries;

         (ii) neither the Company nor any of the Subsidiaries is in violation of, or has received written notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, result in a Material Adverse Change;

         (jj) neither the Company nor any Subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder, the violation of any of which would have a Material Adverse Effect;

         (kk) neither the Company nor any of the Subsidiaries nor any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law;
(ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries; or
(iv) otherwise made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (ll) except as otherwise disclosed in the Prospectus, there are no outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (mm) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws,
(ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Nasdaq National Market;

         (nn) in connection with the offering contemplated hereby, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations; the Company has not distributed and will not distribute any offering material other than the Prospectus in connection with the offer and sale of the Shares;

         (oo) except as otherwise contemplated by this Agreement, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (pp) no relationship, direct or indirect, exists and no transaction has occurred between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

         (qq) neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (rr) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have, individually or in the aggregate, a Material Adverse Effect;

         (ss) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused the Representatives to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products; and

         (tt) the Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated pursuant thereto.

4. Representations and Warranties of the Selling Stockholders:

         Each Selling Stockholder severally represents and warrants to the Underwriters that:

         (a) such Selling Stockholder has full power and authority to enter into this Agreement and the Custody Documents to which it is a party. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Documents, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Documents and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to general equitable principles (regardless of whether such principles are considered in a proceeding at law or in equity), and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (b) such Selling Stockholder now has and, at the Option Closing Time or the Date of Delivery of the Option Shares, will have (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all pledges, liens, encumbrances, security interests and claims whatsoever (other than pursuant to the Custody Documents), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein;

         (c) certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares to the Underwriters under this Agreement;

         (d) upon payment for the Shares to be sold by each Selling Stockholder pursuant to this Agreement, delivery of the certificates representing such Shares, as directed by the Underwriters, to Cede & Co. or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede & Co. or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the respective Underwriters, (A) DTC will be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the Uniform Commercial Code of the State of New York ("UCC") if it has no notice of any adverse claim with respect to such Shares within the meaning of Section 8-105 of the UCC, (B) under Section 8-501 of the UCC, the respective Underwriters will acquire a security entitlement in respect of such Shares and (C) no action based on an adverse claim to such security entitlement may be asserted against the respective Underwriters, if the respective Underwriters have no notice of such adverse claim within the meaning of Section 8-105 of the UCC;

         (e) at the Option Closing Time or the Date of Delivery of the Option Shares, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

         (f) the performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (i) any provision of the organizational documents or the bylaws of the Selling Stockholder, (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

         (g) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares to be sold by such Selling Stockholder, other than (i) such as have been obtained, or will have been obtained at the Option Closing Time, under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq National Market and
(iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

         (h) such Selling Stockholder (i) has carefully reviewed the representations and warranties of the Company contained in Section 3(ll) of this Agreement and has no reason to believe that such representations and warranties insofar as such representations and warranties relate to such Selling Stockholder are untrue or incorrect; and (ii) is not prompted to sell Shares to be sold by it by any information concerning the Company which is not set forth in the Registration Statement or the Prospectus;

         (i) all material information with respect to such Selling Stockholder contained in the Registration Statement, the Preliminary Prospectus and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations; the Registration Statement, the Preliminary Prospectus and the Prospectus, as amended and supplemented, contain and will contain all statements of material fact with respect to such Selling Stockholder required to be stated therein in accordance with the Securities Act and the Securities Act Regulations; the Registration Statement, as amended, does not and will not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary in order to make the statements therein not misleading; and the Preliminary Prospectus and the Prospectus, as amended and supplemented, does not and will not contain an untrue statement of a material fact with respect to such Selling Stockholder or omit to state a material fact with respect to such Selling Stockholder required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (j) other than as permitted by the Securities Act and the Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares; such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (k) such Selling Stockholder agrees that the Shares represented by the certificates held in custody under the Custody Documents are for the benefit of and coupled with and subject to the interest hereunder of the Bank of New York, as custodian (the "Custodian"), the Attorneys, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable;

         (l) such Selling Stockholder has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares to be sold by it;

         (m) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale";

         (n) such selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

         (o) such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD (within the meaning of Article 1 of the By-Laws and the applicable rules of the NASD).

5. Certain Covenants by the Company:

         The Company hereby agrees with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares);

         (b) to advise the Representatives promptly, and (if requested by Representatives) to confirm such advice in writing, when the Registration Statement becomes effective under the Securities Act Regulations; if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective under the Securities Act Regulations;

         (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree), to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the versions created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T and Rule 424 of the Securities Act Regulations;

         (d) to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object;

         (e) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock in their capacity as such, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the Nasdaq National Market or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries, provided that (A) such information may be given legally pursuant to Regulation FD and Rule 10b-5 promulgated under the Exchange Act, (B) such information will be subject to such confidentiality and use restrictions as the Company may reasonably impose, and (C) the obligations of the Company under this paragraph (f) shall be deemed satisfied by the placement of such information on the Company's internet website and timely notification to the Representatives of such placement;

         (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, would require the making of any change in the Registration Statement or the Prospectus then being used so that the Registration Statement would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Registration Statement as so amended will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that the Registration Statement and the Prospectus will comply with the law;

         (g) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

         (h) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

         (i) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

         (j) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act;

         (k) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (l) to use its best efforts to maintain the listing of the Shares on the Nasdaq National Market and to file with the Nasdaq National Market all documents and notices required thereby of companies that have securities for which quotations are reported by the Nasdaq National Market;

         (m) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

         (n) except with respect to the Shares to be sold hereunder, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the Prospectus, (1) not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock, and (2) not to enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that notwithstanding the foregoing the Company shall be permitted to grant options to purchase Common Stock or issue shares of restricted stock pursuant to the Company's benefit plans described in the Registration Statement, and may issue shares of Common Stock upon the exercise of outstanding options, provided that in the event any holder of such shares would become a 1% or greater stockholder as a result of such issuance, the Company shall cause such holder to furnish to the Representatives a letter substantially in the form of Exhibit B hereto;

         (o) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (p) to cause each 1% or greater stockholder, officer and director of the Company to furnish to the Representatives, prior to the Closing Time, a letter or letters substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by such person or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case for a period commencing on the date hereof and ending on the 180-day anniversary of the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters;

         (q) that the provisions of the letter agreement dated January 7, 2004 between the Company and the Representatives (other than Section 1 thereof) shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, provided that with respect to any matter for which the Company is required to provide indemnification pursuant to Section 11 of this Agreement, Section 5 of such letter agreement shall be superseded by
Section 11 of this Agreement;

         (r) during the 30-day period after the Registration Statement becomes effective, the Company will provide the Representatives the opportunity to review any press release or other public statement within a reasonable time prior to its release;

         (s) that the Company (i) shall comply with all applicable securities and other applicable laws, rules and regulations, including without limitation, the rules and regulations of the NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program and
(ii) shall pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program;

         (t) if any of the Selling Stockholders defaults in the delivery of any of the Shares to be sold by such Selling Stockholder hereunder, the Company shall issue and deliver to the Representatives, upon payment therefor as provided herein, such additional shares of Common Stock as is necessary to satisfy such Selling Stockholder's obligation hereunder;

         (u) the Company maintains and shall maintain a system of information disclosure controls and procedures designed to ensure that information required to be disclosed by the Company in its periodic filings with the Commission is recorded, processed, summarized and reported within the time periods specified by the Commission; and

         (v) at the Closing Time, the Company shall execute and deliver to FBR the Warrant Agreement together with a warrant certificate representing the right, subject to the terms and conditions of such certificate and the Warrant Agreement, to purchase ___ shares of Common Stock of the Company (the "Warrant Certificate").

6. Certain Covenants by each Selling Stockholder:

         Each Selling Stockholder hereby agrees with each Underwriter:

         (a) to deliver to the Representatives prior to the Option Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the
Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

         (b) to furnish to the Representatives, prior to the Option Closing Time, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such Selling Stockholder shall agree not to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by such Selling Stockholder or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case for a period commencing on the date hereof and ending on the 180-day anniversary of the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters;

         (c) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, any information that the Selling Stockholder has provided to the Company or the Underwriters becomes incorrect or the Selling Stockholder has knowledge of the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact with respect to such Selling Stockholder or omit to state any material fact with respect to such Selling Stockholder necessary to make the statements therein not misleading, or the Prospectus, as then amended and supplemented, would include an untrue statement of a material fact with respect to such Selling Stockholder or omit to state any material fact with respect to such Selling Stockholder necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives so that the Company may, if necessary, prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) that will correct such information; and

         (d) such Selling Stockholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

7. Payment of Expenses:

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state and foreign laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under such laws as aforesaid, including the legal fees and filing fees and other disbursements of counsel for the Underwriters assuming that the Common Stock is approved for listing on the Nasdaq National Market, and the printing and furnishing of copies of any blue sky or foreign securities law surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares for listing on the Nasdaq National Market, (viii) the expenses of FBR and Company personnel in making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of transaction documents for the Representatives and its legal counsel and (x) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

         (b) In addition to the expenses to be paid or reimbursed by the Company under subsection (a) above, the Company agrees to reimburse FBR for its reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc., provided that the amount of reimbursement under this subsection (b) shall not be greater than $500,000 without the prior consent of the Company.

         (c) The Selling Stockholders, jointly and severally, agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

         (d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform their obligations under this Agreement, the Company also shall reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

8. Conditions of the Underwriters' Obligations:

         (a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Custody Documents on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Documents and the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

         (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Steven G. Fauth, Senior Vice President and General Counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, as set forth in Exhibit D attached hereto.

         (c) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, as set forth in Exhibit E attached hereto.

         (d) Each Selling Stockholder shall furnish to the Underwriters at the Option Closing Time an opinion of counsel for the Selling Stockholders reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the Date of Delivery of the Option Shares, in form and substance satisfactory to Lord, Bissell & Brook LLP, counsel for the Underwriters, as set forth in Exhibit F attached hereto.

         (e) The Representatives shall have received from Johnson Lambert & Co., letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, relating to the financial statements of the Company and the Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings. In the event that the letters referred to above set forth any change in the capital stock, increase in long-term debt or any decreases in stockholders' equity, operating income or net income of the Company, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

         (f) The Representatives shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Lord, Bissell & Brook LLP, dated the Closing Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

         (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

         (h) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred;
(ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; and (iii) the Registration Statement or any amendment thereto, in each case as of their respective effective dates, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Preliminary Prospectus, the Prospectus, and any amendment or supplement thereto, as of the applicable filing dates and at the Closing Time and each Date of Delivery, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (j) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery, there shall not have been any Material Adverse Change and no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

         (k) The Shares shall have been approved for inclusion in the Nasdaq National Market.

         (l) The NASD shall have confirmed in writing that it has decided to raise no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements and shall not have raised any such objection after the date of such confirmation.

         (m) The Representatives shall have received lock-up agreements from each officer, director, Selling Stockholder, 1% or greater stockholder of the Company and holder of a security convertible or exercisable into 1% or more of the Company's Common Stock, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.

         (n) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the date hereof, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof;

             (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

             (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement, and any amendments thereto, did not, as of their applicable effective dates, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus, Prospectus, and any supplement thereto, did not and does not, as of their applicable filing dates, at the Closing Time and on such Date of Delivery, include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

             (iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has or would be likely to have a Material Adverse Effect, other than losses occurring under policies of insurance or reinsurance agreements issued by TICNY.

         (o) Each Selling Stockholder will, at the Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

             (i) the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Documents are true and correct as of such date; and

             (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Documents at or prior to the date hereof.

         (p) The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein and in the Custody Documents, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time and any Date of Delivery, as the Underwriters may reasonably request.

         (q) The Company shall have duly executed and delivered to FBR the Warrant Agreement and the Warrant Certificate.

9. Termination:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (v) if there has been any downgrade in the ratings of the Company or its Subsidiaries by A.M. Best Company, Fitch or Standard & Poor's, or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company.

         If the Representatives elect to terminate this Agreement as provided in this Section 9, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile or e-mail.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10. Increase in Underwriters' Commitments:

         If any Underwriter shall default at the Closing Time or on a Date of Delivery to purchase the Shares that it is obligated to purchase (the "Defaulted Shares") under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Shares. Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall be obligated, severally and not jointly, to purchase (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 7 and 11 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

11. Indemnity and Contribution by the Company, the Selling Stockholders and the
    Underwriters:

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (C) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or necessary to make the statements made therein not misleading, (E) any omission or alleged omission to state a material fact required to be stated in any such Prospectus or Application or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, expenses, liabilities, damages or claims purchased the Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, expenses, liabilities, damages or claims, unless such failure is the result of noncompliance by the Company in furnishing copies of the Prospectus (or amendments or supplements thereto) pursuant to
Section 5(c) hereof. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liability which the Company and any "controlling" Selling Stockholders may otherwise have.

         (b) Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Documents, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or any Application or (C) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or necessary to make the statements made therein not misleading, or any omission or alleged omission to state a material fact required to be stated in any such Prospectus or Application or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; but only insofar as any such loss, expense, liability, damage or claim under subsections (B) and (C) of this Section 11(b) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Prospectus or Application; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, expenses, liabilities, damages or claims purchased the Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, expenses, liabilities, damages or claims, unless such failure is the result of noncompliance by the Company in furnishing copies of the Prospectus (or amendments or supplements thereto) pursuant to Section 5(c) hereof; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for any amount in excess of the aggregate gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

         If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought from the Company or any Selling Stockholder pursuant to subsection (a) or the first paragraph of this subsection
(b) above or subsection (f) below, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Underwriter or controlling person,
(ii) such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties) or (iii) the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, in any of which events the counsel employed by such Underwriter or controlling person shall be reasonably acceptable to the Company or Selling Stockholder, as the case may be, and the fees and expenses of such counsel shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or necessary to make such information not misleading, or (C) any omission or alleged omission to state a material fact in connection with such information required to be stated in such Prospectus or any Application or necessary to make such information, in light of the circumstances under which they were made, not misleading. The concession and reallowance figures appearing in the fourth paragraph and the statements set forth in the ninth, eleventh, twelfth and fourteenth paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(n) and this Section 11. The indemnity agreement set forth in this Section 11(c) shall be in addition to any liabilities that such Underwriters may otherwise have.

         If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought from any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Representatives will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless (i) the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by the Company, the Selling Stockholder or such person, (ii) such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), or (iii) the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action, in any of which events the counsel employed by the Company, Selling Stockholder or such person shall be reasonably acceptable to the Representatives, and the fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

         (d) If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b), (c) and (f) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection
(d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this
Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

         (f) The Company agrees to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, and when considered in conjunction with the Prospectus or Preliminary Prospectus, not misleading; (ii) as a result of the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares that, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase; or (iii) the violation of any applicable laws or regulations of foreign jurisdictions where Directed Shares have been offered, other than losses, claims, damages or liabilities that are finally judicially determined to have resulted from the bad faith or gross negligence of the Directed Share Participants.

12. Survival:

         The indemnity and contribution agreements contained in Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4, 5, 6 and 7 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

13. Notices:

         Except as otherwise provided herein, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be delivered or sent by mail or facsimile transmission in care of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department; facsimile number 703-469-1131; if to the Company, shall be delivered or sent by mail or facsimile transmission to the offices of the Company at 120 Broadway, 14th Floor, New York, New York 10271;
Attention: Michael H. Lee; facsimile number 212-271-5492; or if to a Selling Stockholder, shall be delivered or sent by mail or facsimile transmission in care of Michael H. Lee, Tower Group, Inc., 120 Broadway, 14th Floor, New York, New York 10271; facsimile number 212-271-5492.

14. Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15. Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 11 and 12 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

16. Certificates:

         Any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

17. Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

                                              Very truly yours,

                                              TOWER GROUP, INC.


                                              By:_____________________________
                                                 Name:
                                                 Title:


                                              EACH OF THE SELLING STOCKHOLDERS
                                                       LISTED ON SCHEDULE I
                                                       ATTACHED HERETO


                                              By:  ___________________________
                                                       As Attorney-in-Fact
                                                       acting on behalf of
                                                       each of the Selling
                                                       Stockholders listed on
                                                       Schedule I attached
                                                       hereto

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
KEEFE, BRUYETTE & WOODS, INC.
COCHRAN, CARONIA & CO.

     Acting on behalf of themselves and as the Representatives of any other Underwriters named on Schedule II hereto.

     By:      FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

              By: _______________________________________
                      Name:______________________________
                      Title:_____________________________

                                   Schedule I

                                                                           Maximum
                                                 Number of Initial         Number of Option
Name of Party Selling Shares                     Shares to be Sold         Shares to be Sold
-----------------------------------------------------------------------------------
     TOWER GROUP, INC.                           [               ]         [           ]
                                                 ---------------------------------------

     [INSERT NAME OF
      SELLING STOCKHOLDER]                       ---                       [           ]
                                                 ---------------------------------------

     [INSERT NAME OF
      SELLING STOCKHOLDER]                       ---                       [           ]
                                                 ---------------------------------------

     Total                                                                 [           ]
                                                 ========================================

                                   Schedule II


                                                 Number of Initial         Maximum Number
                                                 Shares to be              of Option Shares to
             Underwriter                         Purchased                 be Purchased
-----------------------------------------------------------------------------------------------------
Friedman, Billings, Ramsey & Co., Inc.           [               ]         [           ]
                                                 -----------------         -------------
Keefe, Bruyette & Woods, Inc.                    [               ]         [           ]
                                                 -----------------         -------------
Cochran, Caronia & Co.                           [               ]         [           ]
                                                 -----------------         -------------

Total                                                                      [           ]
                                                                           -------------

                                    EXHIBIT A

                     POWER OF ATTORNEY AND CUSTODY AGREEMENT

                                TOWER GROUP, INC.

              IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER



[                 ]

c/o Tower Group, Inc.
120 Broadway, 14th Floor
New York, NY 10271
Attention:  Steven G. Fauth, Esq.

Ladies and Gentlemen:

         The undersigned selling stockholder (the "SELLER"), Tower Group, Inc. (the "COMPANY") and certain other holders of shares of the Company's common stock, $.01 par value per share or securities convertible into the foregoing (the "COMMON STOCK") (such holders and the Seller being hereinafter sometimes collectively referred to as the "SELLING STOCKHOLDERS"), propose to sell shares of Common Stock to the Underwriters (as defined below) pursuant to, and as specified in, an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Friedman, Billings, Ramsey & Co., Inc., Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co., as representatives (the "REPRESENTATIVES") of the underwriters to be named therein (the "UNDERWRITERS"). It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock that the Company and the Selling Stockholders propose to sell (the "OFFERED STOCK"), and there is no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

         The Seller hereby irrevocably constitutes and appoints [ ], each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the Seller (individually an "ATTORNEY" and collectively the "ATTORNEYS"), with full power and authority in the name of, for and on behalf of, the Seller with respect to all matters arising in connection with the sale of any shares of Common Stock by the Seller including, but not limited to, the power and authority on behalf of the Seller to take any and all of the actions set forth below.

         1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof (the "SECURITIES"), such Securities to be represented by certificate(s) deposited by the Seller pursuant to the Custody Agreement (the "CUSTODY AGREEMENT") by and among the Company, the Seller and [ ], as Custodian (the "CUSTODIAN"), at a purchase price per share equal to the price per share determined by the Attorneys, or any of them acting alone[; it being understood that the number of Securities set forth on the signature page will be divided between those to be sold pursuant to a firm commitment (the "INITIAL SECURITIES") and those to be sold pursuant to the Underwriters' over-allotment option (the "OPTION SECURITIES")]. [The Underwriters will have no obligation to purchase the Option Securities even if they purchase the Initial Securities.] (The date of the closing of the sale for the [Securities] [Initial Securities and the Option Securities] shall [each] be referred to herein as a "CLOSING DATE");

         2. To determine the number of [Initial] Securities to be sold by the Seller to the Underwriters which number[, together with the Option Securities,] shall be no greater but may be fewer than that set forth on the signature page hereof;

         3. To prepare, execute, deliver and perform the Underwriting Agreement, a form of which has been delivered to the Seller, with full power to make such amendments to the Underwriting Agreement as the Attorneys, or any of them acting alone, in their sole discretion, may deem advisable and, together with the Representatives, to determine the public offering price and the purchase price per share of Offered Stock to be paid by the Underwriters (subject to paragraph
(1) above) and the other terms of sale;

         4. To make the representations and warranties and enter into the agreements contained in or annexed to the Underwriting Agreement;

         5. (a) To instruct the Company and the Custodian on all matters pertaining to the sale of the Securities and the delivery of certificates therefor, including: (i) the transfer of the Securities on the books of the Company in order to effect the sale of the Securities (including designating the name or names in which new certificate(s) for the Securities are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Securities against receipt of the purchase price to be paid therefor in accordance with the Underwriting Agreement, (iii) the payment, out of the proceeds (net of underwriting discounts) from the sale of the Securities to the Underwriters, of any expense incurred in accordance with paragraph (6) immediately below that is not payable by the Company and any transfer taxes payable in connection with the transfer of the Securities to the Underwriters ("TRANSFER TAXES") and (iv) the transmission to the Seller of the proceeds from the sale of the Securities (after deducting all amounts payable by the Seller pursuant to clause (iii) hereof) and the return to the Seller of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the Securities; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys, or any of them acting alone, may determine to be not materially adverse to the Seller;

         6. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Securities and to determine the amount of any Transfer Taxes;

         7. To take any and all steps deemed necessary or desirable by the Attorneys, or any of them acting alone, in connection with the registration of the Offered Stock under the Securities Act of 1933, as amended (the "ACT"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the filing of any amendments to the Registration Statement (as defined below), the filing of a prospectus pursuant to Rule 424(b) under the Act, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys, or any of them acting alone, may deem necessary or desirable;

         8. To retain legal counsel to represent the Seller in connection with any and all matters referred to herein;

         9. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission (the "COMMISSION") and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions that the Attorneys, or any of them acting alone, in their sole discretion, may consider necessary or desirable in connection with the sale of the Securities to the Underwriters and the public offering thereof, as fully as could the Seller if personally present and acting;

         10. If necessary, to endorse (in blank or otherwise) on behalf of the Seller the certificate(s) representing the Common Stock to be sold by the Seller, or a stock power or powers attached to such certificate(s); and

         11. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys, or any of them acting alone, may deem necessary or desirable, in their sole discretion, in connection with the consummation of the transactions contemplated by this Power of Attorney.

         The Seller ratifies all that the Attorneys have done and shall do by virtue of this Power of Attorney. Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document that may be executed by him or her pursuant hereto.

         The Seller acknowledges receipt of a copy of the Preliminary Prospectus as filed with the Commission on May 7, 2004 (the "PRELIMINARY PROSPECTUS"), which is subject to completion pursuant to Item 7 above, relating to the Offered Stock and a copy of the preliminary form of the Underwriting Agreement. The Seller has reviewed the Preliminary Prospectus and the preliminary form of the Underwriting Agreement and understands the obligations and agreements of the Seller set forth in the Underwriting Agreement. ALL REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS IN THE FORM OF UNDERWRITING AGREEMENT WITH RESPECT TO THE SELLER ARE AS OF THE DATE HEREOF, AND WILL BE AS OF THE DATE OF THE EXECUTION OF THE UNDERWRITING AGREEMENT AND EACH CLOSING DATE (AS DETERMINED IN ACCORDANCE WITH THE UNDERWRITING AGREEMENT), TRUE AND CORRECT. ALL SUCH REPRESENTATIONS AND WARRANTIES SHALL, AS PROVIDED IN THE UNDERWRITING AGREEMENT, SURVIVE THE TERMINATION OF THE UNDERWRITING AGREEMENT AND THE DELIVERY OF AND PAYMENT FOR THE OFFERED STOCK.

         Upon the execution and delivery of the Underwriting Agreement by the Attorneys, or any of them acting alone, on behalf of the Selling Stockholders, the Seller agrees to be bound by and to perform each and every covenant and agreement contained therein of the Seller as a Selling Stockholder (including, without limitation, the agreements contained therein regarding indemnification and contribution and the delivery of opinions of attorneys to the Selling Stockholders).

         The Seller agrees, if so requested, to provide an opinion of counsel, addressed to the Underwriters, which opinion shall expressly permit reliance thereon by Lord, Bissell & Brook LLP and LeBoeuf, Lamb, Greene & MacRae, L.L.P. setting forth such matters as the Underwriters may reasonably request and such other documentation as the Attorneys, or any of them acting alone, the Company, the Representatives or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

         This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

         This Power of Attorney is an agency coupled with an interest and all authority conferred hereby SHALL BE IRREVOCABLE, and shall not be terminated by any act of the Seller or by operation of law, whether by the death or incapacity of the Seller or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Seller is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "EVENT"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement, the Custody Agreement or this Power of Attorney, then certificate(s) representing the Securities will be delivered to the Underwriters by or on behalf of the Seller in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

         Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to November 30, 2004, then, upon the written notice of the Seller on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

         The Seller hereby represents and warrants to and agrees with the Company, Lord, Bissell & Brook LLP, the Underwriters, LeBoeuf, Lamb, Greene & MacRae, L.L.P., the Custodian, the Attorneys and the other Selling Stockholders that:

1. The Seller is the lawful owner of the Securities and has, and on each Closing Date will have, valid and marketable title to the Securities to be sold by the Seller pursuant to the Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Underwriting Agreement. By delivery of a certificate or certificates therefor the Seller will transfer to the Underwriters who have purchased such Securities pursuant to the Underwriting Agreement valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

2. The Seller has, and on each Closing Date will have, all necessary authorization and approval to enter into, and perform its obligations under, this Power of Attorney, the Custody Agreement and the Underwriting Agreement and to sell, transfer and deliver the Securities.

3. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Seller.

4. The Custody Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms.

5. This Power of Attorney has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, and, pursuant to this Power of Attorney, the Seller has, among other things, authorized the Attorneys, or any of them acting alone, in any case as authorized by the Attorneys, to execute and deliver on the Seller's behalf the Underwriting Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Securities in accordance with the terms of the Underwriting Agreement. IF THE SELLER IS ACTING AS A FIDUCIARY, OFFICER, PARTNER OR AGENT, THE SELLER IS ENCLOSING WITH THIS POWER OF ATTORNEY CERTIFIED COPIES OF THE APPROPRIATE INSTRUMENTS PURSUANT TO WHICH THE SELLER IS AUTHORIZED TO ACT HEREUNDER.

6. Assuming that neither the Representatives nor any Underwriter has notice of any adverse claims with respect to the certificates registered in the name of the Seller and evidencing the respective amount of the Securities then, upon delivery as directed by the Representatives of such certificates to The Depository Trust Company ("DTC") or its nominee, registration of the Securities in the name of DTC or such nominee and the crediting of the Securities on the records of DTC to securities accounts of the Underwriters,
    (A) DTC will be a "protected purchaser" of such Securities within the meaning of Section 8-303 of the Uniform Commercial Code of the State of New York (the "UCC") if it has no notice of any adverse claim with respect to such Securities within the meaning of Section 8-105 of the UCC, (B) under
    Section 8-501 of the UCC, the respective Underwriters will acquire a security entitlement in respect of such Securities and (C) no action based on an adverse claim to such security entitlement may be asserted against the respective Underwriters, if the respective Underwriters have no notice of such adverse claim within the meaning of Section 8-105 of the UCC.

7. The execution, delivery and performance of this Power of Attorney, the Underwriting Agreement and the Custody Agreement, the sale and delivery of the Securities by or on behalf of the Seller, the compliance by the Seller with all the provisions and obligations hereof and thereof and the consummation of the transactions contemplated hereby and thereby and by the Company's registration statement on Form S-1 (No. 333-115310) as filed with the Commission on May 7, 2004, as amended (the "REGISTRATION Statement"), have been duly authorized by all necessary action on the part of the Seller and such action will not contravene any provision of applicable law, the organizational documents of the Seller, or any agreement or other instrument binding upon the Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Seller, and no filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required to be obtained by the Seller for the performance by the Seller of its obligations under the Underwriting Agreement or the Custody Agreement or this Power of Attorney or in connection with the offer, sale or delivery of the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Stock.

8. The Registration Statement does not, and will not when it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus (as defined below) does not, and will not when it is filed pursuant to the Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; except that the representations and warranties set forth in this paragraph 8 apply only to statements or omissions in the Registration Statement and the Prospectus based upon information furnished by the Seller to the Company expressly for use in the Registration Statement and the Prospectus (as defined below).

9. The Seller has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Offered Stock pursuant to the distribution contemplated by the Underwriting Agreement, and other than as permitted by the Act, the Seller has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered Stock.

10. Certificate(s) in negotiable form for up to the maximum number of Securities that may be sold by the Seller to the Underwriters have been placed in custody with the Custodian for the purpose of effecting delivery thereof under the Underwriting Agreement.

11. Except as noted on Attachment A hereof, the Seller (and, if the Seller is (i) a trust, each of the trustees and beneficiaries of such trust or (ii) a partnership, each of the partners) is not a "MEMBER"(1) of the NASD, a controlling stockholder of a "MEMBER", a "PERSON ASSOCIATED WITH A MEMBER"* or an "AFFILIATE"* of a "MEMBER" or a member of the "IMMEDIATE FAMILY"* of any of the foregoing or an "UNDERWRITER OR RELATED PERSON"* with respect to the Offered Stock.

12. The Seller will furnish any and all information that the Company, the Underwriters or their respective counsel deems necessary or desirable in connection with the preparation and filing of all amendments, post-effective amendments and supplements to the Registration Statement, the Preliminary Prospectus or the prospectus in the form first used to confirm sales of the Offered Stock (the "PROSPECTUS") or any other filing with any regulatory body or agency (including the NASD), as well as any and all information that the Commission, the NASD or any state securities regulatory authority may request.

         The foregoing representations, warranties and agreements, as well as those contained in the Underwriting Agreement and the Custody Agreement, are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys, the Company, Lord, Bissell & Brook LLP, the Underwriters, LeBoeuf, Lamb, Greene & MacRae, L.L.P. and the Custodian and their representatives, agents and counsel. In addition, the foregoing representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Securities and payment for them under the Underwriting Agreement and (iii) termination of this Power of Attorney.

         The Seller will immediately notify the Attorneys, the Company and the Underwriters of the occurrence of any event that shall cause the representations and warranties herein contained not to be true and correct at any time from the date hereof until the later of (i) the Closing Date for the Initial Securities and (ii) any Closing Date for the Option Securities.

-------------------
1 See Appendix A hereto for the definition of these terms.

         It is understood that none of the Attorneys assumes responsibility or liability to any person other than to deal with the certificate(s) for the Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Offered Stock in accordance with the provisions hereof. In connection with his or her role as an Attorney hereunder, none of the Attorneys makes any representations with respect to, nor shall any Attorney have any responsibility for, the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the Offered Stock, and none of the Attorneys shall be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or willful misconduct. The Seller agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or willful misconduct. The Seller agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

         It is understood that the Attorneys shall serve entirely without compensation.

         This Power of Attorney shall be binding upon the Seller and the heirs, legal representatives, distributees, successors and assigns of the Seller.

         This Power of Attorney shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

          Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of shares of Common Stock to be Sold by the Seller:


----------------------
                                                 Very truly yours,

                                                                               *
                                                 ------------------------------
                                                                               *
                                                 ------------------------------

                                                 Signature(s)


Dated:________________, 2004



-------------------
* To be signed in EXACTLY the same manner as the Common Stock is registered.

Print Name and Address of Selling
Stockholder(s) and Name and Title of
any Person Signing as Agent or
Fiduciary:

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

Telephone: (       ) ________________    Facsimile: (       ) _________________

                                 ACKNOWLEDGMENT


State of __________________________ )
                                    ) ss.
County of _________________________ )


         On this the ___ day of _________, 2004 before me personally appeared _____________________________________, who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

         WITNESS my hand and official seal.



                                          ------------------------------------
                                          Notary's Signature

                                  Attachment A


                 STATEMENT OF RELATIONSHIP WITH A MEMBER OF THE
                NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.



         [___________________], Seller, has the following relationship with a member of the National Association of Securities Dealers, Inc.:
[____________________].

                                                                      APPENDIX A

                              Definitions of Terms

         1. A MEMBER is defined as any broker or dealer admitted to membership in the NASD or any officer or partner of a member or the executive representative of a member or the substitute for such a representative.

         2. A PERSON ASSOCIATED WITH A MEMBER is defined as every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

         3. An AFFILIATE of any person (including a partnership, corporation or other legal entity such as a trust or estate) as defined by the NASD rules is a person which controls, is controlled by or is under common control with such person.

                  13. a person should be presumed to control a member if the person beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership;

                  14. a member should be presumed to control a person if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership;

                  15. a person should be presumed to be under common control with a member if:

                           (A) the same person controls both the member and
another person by beneficially owning 10 percent or more of the outstanding voting securities of a member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or person which is a partnership; or

                           (B) a person having the power to direct or cause the
direction of the management or policies of the member of such person also has the power to direct or cause the direction of the management or policies of the other entity in question.

4. IMMEDIATE FAMILY is defined by the NASD as parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with, a member.

         5. An UNDERWRITER OR RELATED PERSON with respect to a proposed offering is defined as underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

                             STOCK CUSTODY AGREEMENT

         This Stock Custody Agreement (this "Agreement") is entered into as of ____________, 2004 by and among Tower Group, Inc., a Delaware corporation (the "Company"), with its principal office at 120 Broadway, 14th Floor, New York, New York 10271, [ ] (the "Custodian") and the undersigned selling stockholder (the "Seller").

         WHEREAS, the board of directors of the Company has authorized the initial public offering (the "IPO") of up to $[_____________] of the Company's common stock, $.01 par value per share (the "Common Stock");

         WHEREAS, the Company has agreed to allow the Seller and certain of its other existing stockholders (such holders and the Seller being hereinafter sometimes collectively referred to as the "Selling Stockholders") to participate in the IPO;

         WHEREAS, the Selling Stockholders intend to execute and deliver no later than [ ], 2004 an underwriting agreement (the "Underwriting Agreement") by and among the Company, Friedman and Billings, Ramsey & Co., Inc., Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co. as representatives (the "Representatives") of the underwriters named in the Underwriting Agreement (the "Underwriters") and the Selling Stockholders;

         WHEREAS, concurrent with the execution and delivery of this Agreement, the Seller will execute an irrevocable Power of Attorney (the "Power of Attorney"), attached to this Agreement as Annex A, authorizing [ ] (the "Attorneys"), each with full power and authority to act alone, including full power of substitution, to sell the shares of Common Stock indicated below the signature of the Seller at the end of this Agreement, or, with respect to such shares, such lesser number as the Attorneys, or any of them acting alone, may determine, and for that purpose to enter into and perform the Underwriting Agreement on behalf of the Seller. The Attorneys shall act on behalf of the Seller under the terms set forth in the Power of Attorney;

         WHEREAS, the Seller desires to appoint the Custodian as custodian, paying agent and liquidating agent and the Custodian has indicated its willingness to so serve;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. DEPOSIT OF SHARES. The Seller shall deliver to the Custodian certificates in negotiable form representing the shares of Common Stock to be sold by the Seller in the IPO (or securities exercisable or exchangeable for or convertible into such shares) as specified on Attachment A to this Agreement (the "Escrow Stock"). The certificates representing the Escrow Stock shall be duly endorsed in blank by the Seller or, with appropriate stock powers, duly executed by the Seller, attached thereto. Any certificates or stock powers executed by the Seller shall be executed in blank and shall have signatures guaranteed by an eligible guarantor institution meeting the requirements of the Custodian, all in accordance with the Securities Exchange Act of 1934, as amended.

         SECTION 2. ESCROW FUND. The Custodian shall accept delivery of the Escrow Stock and shall hold the Escrow Stock in an escrow fund (the "Escrow Fund") until distributed pursuant to the terms of this Agreement. The Custodian shall also hold in the Escrow Fund all securities into which the Escrow Stock or other securities held in the Escrow Fund may be changed, subdivided or combined, together with all stock or liquidating dividends and other distributions (whether payable in securities, cash or other property) which are paid or made on or in respect of the Escrow Stock or other securities held in the Escrow Fund; provided, however, that cash dividends declared by the Company and payable to the Seller shall be delivered to the Seller and not held as part of the Escrow Fund, but rather held by the Custodian as paying agent hereunder.

         SECTION 3.  ACTIONS TO BE TAKEN WITH RESPECT TO THE ESCROW FUND.

         The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys, or any of them acting alone, to take all necessary or appropriate action to (i) cause the number of shares of Common Stock that are to be sold by the Seller pursuant to the Underwriting Agreement (up to the maximum number indicated on the signature page hereto) to be transferred on the books of the Company into such registrations as the Representatives, on behalf of the several Underwriters, shall have instructed the Custodian in writing; (ii) deliver such shares of Common Stock to be sold by the Seller to, or at the written direction of, the Attorneys, or any of them acting alone; (iii) obtain from the Company's transfer agent, against surrender of the Common Stock to be sold by the Seller, new certificates representing Common Stock registered in such names and in such denominations as the Attorneys, or any of them acting alone, shall have instructed the Custodian in writing; (iv) upon the written instructions of the Attorneys, or any of them acting alone, deliver such new certificates representing Common Stock equivalent to the number of shares of Common Stock being sold by the Seller to the Underwriters for their several accounts to the Attorneys, or any of them, on behalf of the Seller who shall then deliver such certificates to or at the direction of the Representatives, against payment for such shares of Common Stock in accordance with the Underwriting Agreement; (v) execute a receipt for payment and deliver the same to the Underwriters; (vi) upon written instructions from the Attorneys, or any of them acting alone, remit to the Seller the proceeds (net of any expenses of the offering that the Attorneys, or any of them acting alone, shall advise are being borne by the Seller in accordance with the Underwriting Agreement) received by the Custodian as payment for the shares of Common Stock so sold by the Seller; (vii) return to the Seller at the written direction of the Seller or of the Attorneys, or any of them acting alone, that portion of the Escrow Stock representing shares of the Company's Common Stock that are in excess of the number of shares of Common Stock purchased by the Underwriters from the Seller.

         (a) The Custodian is hereby authorized and directed to take all necessary or appropriate actions to (i) execute a receipt for payment and deliver the same to the Underwriters; and (ii) upon written instructions from the Attorneys, or any of them acting alone, remit to the Seller the proceeds (net of any expenses of the offering that the Attorneys, or any of them acting alone, shall advise are being borne by the Seller in accordance with the Underwriting Agreement) received by the Custodian as payment for the shares of Common Stock so sold by the Seller.

         (b) Notwithstanding any other provision of this Agreement to the contrary, if the Underwriting Agreement shall not have been executed and delivered on or before November 30, 2004, or if the Underwriting Agreement shall have been terminated pursuant to its provisions, or if the shares of Common Stock to be sold by the Seller are not purchased and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, the Custodian shall, upon receipt of written notice thereof by the Attorneys, or any of them acting alone, or the Company, return to the Seller its shares of the Escrow Stock that have been deposited with the Custodian, at which time this Agreement shall terminate.

         (c) This Agreement shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of the Seller or the occurrence of any other event. If this Agreement is executed on behalf of a trust or other fiduciary estate, it shall not be terminated by the death or incapacity of any executor or trustee, the termination of such trust, any act or event requiring a distribution of the assets of such estate to any person, or the occurrence of any other event. If this Agreement is executed on behalf of a corporation, partnership or other entity, it shall not be terminated by liquidation, dissolution, winding up or other event affecting the legal life of such entity. If any such event shall occur prior to the completion of the transactions contemplated hereby, the Custodian is, nevertheless, authorized and directed to administer and deliver the shares of the Seller's Common Stock purchased pursuant to the Underwriting Agreement or the Escrow Stock previously deposited with the Custodian in accordance with the terms and conditions hereof as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

         (d) Until the shares of the Common Stock to be sold by the Seller have been delivered to the Underwriters against payment of the purchase price for such shares in accordance with the Underwriting Agreement, the Seller shall retain all rights of ownership with respect to such shares, including the right to vote such shares and all other Common Stock, if any, represented by the Escrow Stock, and to receive all dividends and distributions thereunder.

         (e) By executing this Agreement, the Seller represents that it (i) has the authority to execute and deliver this Agreement; (ii) has the authority to sell the Escrow Stock; and (iii) has valid and unencumbered title to the shares of Common Stock to be sold by the Seller, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever, and such shares will be transferred to the Underwriters pursuant to the Underwriting Agreement, assuming the Underwriters purchase such shares for value in good faith and without notice of any such lien, encumbrance, equity or other adverse claim within the meaning of the Uniform Commercial Code, free and clear of all liens, encumbrances, equities, security interests and claims whatsoever. The representations, warranties and agreements of the Seller in this Agreement are made for the benefit of, and may be relied upon by, the Company, the Custodian and the Underwriters, and their respective representatives, agents and counsel.

         SECTION 4.  CONCERNING THE CUSTODIAN.

(a) The Custodian shall exercise the same degree of care toward the Escrow Stock as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement.

(b) The Company and the Seller acknowledge and agree that the Custodian (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder that might in its judgment involve any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; (iv) may rely upon and shall be protected in acting or refraining from acting upon any written instructions from the Company or the Attorneys, or any of them acting alone, with respect to any matter covered by this Agreement; and (v) at the reasonable expense of the Company, may consult counsel satisfactory to it, including counsel to the Company, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel. The obligations in this paragraph shall survive termination of this Agreement.

(c) Neither the Custodian nor any of its partners or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its partners or employees hereunder except in the case of gross negligence or willful misconduct. The Company and the Seller, jointly and severally, covenant and agree to indemnify the Custodian and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Custodian arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Custodian's willful misconduct or gross negligence. In no event shall the Custodian be liable for indirect, punitive, incidental, special or consequential damages. The obligations in this paragraph shall survive termination of this Agreement.

(d) The Company and the Seller, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of Escrow Funds under this Agreement, and to indemnify and hold the Custodian harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Custodian on any such payment or other activities under this Agreement. The Company undertakes to instruct the Custodian in writing with respect to the Custodian's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Custodian under this Agreement. The Company and the Seller, jointly and severally, agree to indemnify and hold the Custodian harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Custodian may be or become subject in connection with or that arises out of this Agreement, including costs and expenses (including reasonable legal fees), interest and penalties. Notwithstanding the foregoing, no distributions will be made unless the Custodian is supplied with an original, signed W-9 or W-8BEN form or its equivalent prior to distribution.

(e) The Company agrees to pay or reimburse the Custodian for any reasonable legal fees incurred in connection with the preparation, interpretation and enforcement of this Agreement and to pay the Custodian's reasonable compensation for its services. The Custodian shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement, including without limitation, payment of any reasonable legal fees incurred by the Custodian in connection with resolution of any claim by any party hereunder.

(f) The Custodian may at any time resign as Custodian hereunder by giving thirty
(30) days' prior written notice of resignation to the Company and to the Attorneys. Prior to the effective date of the resignation as specified in such notice, the Attorneys, or any of them acting alone, will issue to the Custodian a written instruction authorizing redelivery of the Escrow Fund to a bank or trust company that it selects subject to the reasonable consent of the Company. If, however, the Attorneys, or any of them acting alone, shall fail to name such a successor custodian within twenty (20) days after the notice of resignation from the Custodian, the Company shall be entitled to name such successor custodian. If no successor custodian is named by the Company or the Seller, the Custodian may at the expense of the Company apply to a court of competent jurisdiction for appointment of a successor custodian.

(g) From time to time and after the date hereof, the Company, the Attorneys or the Seller shall deliver or cause to be delivered to the Custodian such further documents and instruments and shall do and cause to be done such further acts as the Custodian shall reasonably request (it being understood that the Custodian shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(h) The Custodian makes no representation as to the validity, value, genuineness or collectibility of any security or other document or instrument held by or delivered to it. The Custodian shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         SECTION 5. DISPUTE RESOLUTION. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Fund, or should any claim be made upon such Escrow Fund by a third party, the Custodian upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Escrow Fund until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment of a court of competent jurisdiction, the time for perfection of an appeal of such order, decree or judgment having expired. The Custodian may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Escrow Fund.

         SECTION 6. CONSENT TO JURISDICTION AND SERVICE. The Company, the Custodian and the Seller hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of New York and of any Federal court located in said state in connection with any actions or proceedings arising out of or relating to this Agreement. In any such action or proceeding, the Company, the Custodian and the Seller hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to the Company, the Custodian and the Seller, as the case may be, at their respective addresses in accordance with Section 8 hereof.

         SECTION 7. FORCE MAJEURE. Neither the Company nor the Seller nor the Custodian shall be responsible for delays or failures in performance resulting from acts beyond its or their control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         SECTION 8. NOTICES. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally or if mailed certified or registered mail, postage prepaid, to the parties at their address set forth below or to such other address as they may hereafter designate.

         If to the Company:

                  Tower Group, Inc.
                  120 Broadway, 14th Floor
                  New York, New York 10271
                  Attention:  Steven G. Fauth, Esq.

         If to the Custodian:

                  The Bank of New York
                  101 Barclay Street, 8W
                  New York, NY 10286
                  Attention:  Matthew Louis, Escrow Department

         If to the Seller:

                  [                         ]
                  [                         ]
                  [                         ]
                  Attention:  [                      ]

         SECTION 9. BINDING EFFECT. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

         SECTION 10. MODIFICATIONS. This Agreement may not be altered or modified without a writing signed by all the parties hereto. Conduct or lack of conduct shall not constitute a waiver of any of the terms and conditions of this Agreement, and no waiver shall be valid unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

         SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to the conflict of laws provisions of the laws of said state.

         SECTION 12. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 13. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 14. NO THIRD PARTY BENEFICIARIES. This Agreement does not constitute an agreement for a partnership or joint venture between the Custodian, the Company or the Seller. None of the parties shall make any commitments with third parties that are binding on the other parties without the prior written consent of such other parties.

         SECTION 15. SEVERABILITY. If any provision of this Agreement shall be held invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

         SECTION 16. MERGER OF AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supercedes any prior agreement with respect to the subject matter hereof whether oral or written.

         SECTION 17. ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties. Except as explicitly stated elsewhere in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Custodian, the Company and the Seller, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized persons, hereunto duly authorized, as of the day and year first above written.



         THE CUSTODIAN                           TOWER GROUP, INC.

         [                          ]            By:___________________________

         By:______________________________       Name:


         Name:                                   Title:

         Title:

                                                 SELLER



                                                 By:___________________________

                                                 Name:

                                                 Title:

                                                 TIN:__________________________

                                                 [To be signed in exactly the
                                                 same manner as appears on the
                                                 certificate delivered
                                                 hereunder. If the holder is a
                                                 corporation or other entity,
                                                 indicate title. If shares are
                                                 owned jointly, each owner
                                                 should sign.]


                                                 Maximum number of shares to be
                                                 sold pursuant to the
                                                 Underwriting Agreement:



                                                 __________________  Shares

                                  ATTACHMENT A

                             CERTIFICATES DELIVERED

       Stock                   Number of shares of Common Stock    Number of shares of Common Stock
    Certificate                represented by each certificate        to be sold if less than all
       Number                                                     shares represented thereby are to
                                                                              be sold (1)

--------------------                --------------------                --------------------

--------------------                --------------------                --------------------


--------------------                --------------------                --------------------


(1) Designation is for income tax purposes. Add tax ID numbers of distributees under the signature lines.

                              PAYMENT AUTHORIZATION



         TO:      [                         ]



                  In connection with the sale by the undersigned of Common Stock of Tower Group, Inc. in its public offering, the undersigned hereby authorizes
[                  ] as custodian (the "Custodian") to pay the undersigned the proceeds from such sale, in the following manner.


                     PLEASE CHECK DESIRED MANNER OF PAYMENT

                          AND COMPLETE ALL INFORMATION



         (    )    Cashier's check made payable to:

                   -------------------------------------------------------------

                   Address:
                                ------------------------------------------------

                                ------------------------------------------------


                   Telephone:
                                ------------------------------------------------

         (    )    Wire transfer of funds to the following account:

                   Bank:
                                ------------------------------------------------

                   Address:
                                ------------------------------------------------

                                ------------------------------------------------

                   ABA#
                                ------------------------------------------------

                   Account #:
                                ------------------------------------------------

                   Account Name:
                                ------------------------------------------------

                   For Further Credit to Account #:
                                                   -----------------------------

                   For Further Credit to Account Name:
                                                      --------------------------

                                            By:
                                               ---------------------------------
(Signature)

                                            Name:
                                                 -------------------------------
(Please Print)

                                            Title:
                                                  ------------------------------

                                            Date:
                                                 -------------------------------

                                    EXHIBIT B

                             FORM OF LOCK-UP LETTER



                                                        ______________, 2004



FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
KEEFE, BRUYETTE & WOODS, INC.
COCHRAN, CARONIA & CO.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Co., Inc., Keefe, Bruyette & Woods, Inc. and Cochran, Caronia & Co. (the "Representatives") propose to enter into an Underwriting Agreement (the "Underwriting Agreement"), as Representatives of several underwriters (the "Underwriters"), with Tower Group, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the Underwriters of shares (the "Shares") of Common Stock of the Company (the "Common Stock").

         To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock ("Other Securities") (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such Other Securities, in cash or otherwise, excluding any Shares to be sold under the Underwriting Agreement. In addition, the undersigned agrees that, without prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the Prospectus, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock or any Other Securities.

         In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         Notwithstanding the foregoing, the undersigned may transfer Common Stock or Other Securities of the Company (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this Lock-Up Letter Agreement. For purposes hereof, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         The undersigned understands that the Company and the Underwriters will proceed with the Public Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representatives. The terms of this Lock-Up Letter Agreement shall expire in the event the Public Offering of the firm Shares is not consummated on or before November 30, 2004.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                                 Very truly yours,

Dated: _____________________

                                                 -------------------------------
                                                 (Signature)

                                                 -------------------------------
                                                 (Printed or Typed Name)

                                    EXHIBIT C
                                WARRANT AGREEMENT

                                    EXHIBIT D

                               FORM OF OPINION OF
                                 STEVEN G. FAUTH

                                    EXHIBIT E

                               FORM OF OPINION OF
                     LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.

                                    EXHIBIT F

                               FORM OF OPINION OF
                      COUNSEL FOR THE SELLING STOCKHOLDERS